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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):          DECEMBER 20, 2005

                        PROLONG INTERNATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

                001-14123                                74-2234246
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        (Commission File Number)              (IRS Employer Identification No.)


   6 THOMAS, IRVINE, CALIFORNIA                                     92618
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (949) 587-2700
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 20, 2005, Prolong International Corporation (the "Company") and its wholly-owned subsidiary Prolong Super Lubricants, Inc. entered into an Agreement for Turn Over of Collateral with St. Cloud Capital Partners, LP, a Delaware limited partnership; Aspen Ventures LLC, a New York limited liability company; Bedford Oak Offshore, Ltd., a Cayman Islands company; and Bedford Oak Capital, L.P., a Delaware limited partnership (collectively, the "Secured Creditors"). The Agreement for Turn Over of Collateral is attached as Exhibit
10.1 to this Form 8-K and is incorporated herein by reference.

         As previously reported on Form 8-K filed on October 13, 2005, on October 10, 2005 the Company received a Notice of Default in connection with the Company's failure to make payments of principal and interest under four secured promissory notes (the "Notes") made by the Company in favor of the Secured Creditors pursuant to that certain Securities Purchase Agreement by and between the Company, its wholly-owned subsidiary Prolong Super Lubricants, Inc., Prolong International Ltd., Prolong International Holdings Ltd. and the Secured Creditors dated as of November 24, 2003. The Company's obligations under the Notes are secured by the collateral described in that certain Pledge and Security Agreement dated as of November 24, 2003, consisting of substantially all of the assets of the Company (the "Collateral").

         In the Agreement for Turn Over of Collateral, the Company agrees to cooperate with the Collateral Agent (as defined in the Pledge and Security Agreement) in the voluntary turn over of the Collateral so the Collateral Agent can proceed with an enforcement of its rights to sell or otherwise dispose of all or some of such Collateral to satisfy the Company's obligations under the Notes.

         The Collateral consists of substantially all of the remaining assets of the Company, and as a result following the transfer of the Collateral in accordance with the Agreement for Turn Over of Collateral and the underlying loan documents, the Company will have no remaining material assets. The Company has terminated its operations. The Company has no employees, no products being manufactured or delivered, and, as of December 20, 2005, no assets that are not subject to the Agreement for Turnover or other security agreements.

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         The disclosures set forth in Item 1.01 above are incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

                  Exh. No. Description
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                  10.1     Agreement to Turn Over Collateral

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 22, 2005            PROLONG INTERNATIONAL CORPORATION

                                      By: /s/  Elton Alderman
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                                          Elton Alderman
                                          President and chief Executive Officer


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                   EXHIBITS FILED WITH THIS REPORT ON FORM 8-K


Number            Description
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10.1              Agreement to Turn Over Collateral